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                                                                   EXHIBIT 23.10

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 4, 1998, with respect to the consolidated financial statements and schedule of Telco Systems, Inc. included in the Registration Statement (Form S-4) and related Joint Proxy Statement/Prospectus of World Access, Inc.

                                                 /s/ ERNST & YOUNG LLP

Boston, Massachusetts
November 5, 1998